Earnings Conference Call 4th Quarter & Full-Year 2021 February 17, 2022

Forward-Looking Statements In addition to the historical information contained in this presentation, this presentation contains (and oral communications made by IDACORP, Inc. and Idaho Power Company may contain) statements, including, without limitation, earnings guidance and estimated key operating and financial metrics, that relate to future events and expectations and, as such, constitute forward- looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Any statements that express, or involve discussions as to, expectations, beliefs, plans, objectives, outlook, assumptions, or future events or performance, often, but not always, through the use of words or phrases such as “anticipates,” “believes,” “continues,” “could,” “estimates,” “expects,” “guidance,” “intends,” “potential,” “plans,” “predicts,” “projects,” “targets,” or similar expressions, are not statements of historical facts and may be forward-looking. Forward- looking statements are not guarantees of future performance and involve estimates, assumptions, risks, and uncertainties. Actual results, performance, or outcomes may differ materially from the results discussed in the statements. In addition to any assumptions and other factors and matters referred to specifically in connection with such forward-looking statements, factors that could cause actual results or outcomes to differ materially from those contained in forward-looking statements include the following: (a) the effect of decisions by state and federal regulators affecting Idaho Power's ability to recover costs and earn a return on investments; (b) changes to or the elimination of Idaho Power’s regulatory cost recovery mechanisms; (c) the impacts of COVID-19 on the global and regional economy and Idaho Power’s business; (d) changes in customer growth rates, and related changes in loads; (e) abnormal or severe weather conditions, climate change, wildfires, droughts, earthquakes, and other natural phenomena; (f) advancement of technologies that reduce customer demand or the introduction of vulnerabilities to the power grid; (g) acts or threats of terrorist incidents, social unrest, acts of war, cyber or physical security attacks, the companies’ failure to secure data or the electric power grid; (h) the expense and risks of capital expenditures for utility infrastructure and ability to recover such costs; (i) demand for power during peak periods exceeding forecasted supply; (j) variable hydrological conditions or over-appropriation of surface and groundwater; (k) the ability to acquire fuel, power, electrical equipment, and transmission capacity on reasonable terms; (l) disruptions or outages of Idaho Power’s generation or transmission systems or of any interconnected transmission system; (m) accidents, terrorist acts, electrical contacts, fires, explosions, and general system damage, that can cause outages and subject the companies to third-party claims for damages; (n) increased purchased power costs and challenges associated with integrating intermittent renewable energy sources into Idaho Power's resource portfolio; (o) Idaho Power's concentration in one industry and one region, regional economic condition and regional legislation and regulation; (p) employee and third-party vendor workforce factors, including potential unionization of the companies' workforce, the cost of living, and the impacts of an aging workforce; (q) the failure to comply with state and federal laws, regulations, and orders; (r) changes in tax laws and the availability of tax credits; (s) adoption of or changes in, and costs of compliance with, laws, orders and regulations, and related litigation or proceedings, including those relating to the environment; (t) the inability to timely obtain and the cost of obtaining and complying with government permits and approvals; (u) failure to comply with mandatory reliability and security requirements; (v) the impacts of changes in economic conditions, including on customer demand; (w) the ability to obtain debt and equity financing when necessary and on reasonable terms; (x) the ability to buy and sell power, transmission capacity, and fuel in the markets and the availability to enter into, and success or failure of, financial and physical commodity hedges; (y) the magnitude of future benefit plan funding obligations; (z) the assumptions underlying the coal mine reclamation obligations at Bridger Coal Company and related funding requirements, and remediation costs associated with planned exits from coal plants; (aa) the ability to continue to pay dividends and target-payout ratios, and contractual and regulatory restrictions on those dividends; and (bb) adoption of or changes in accounting policies, principles, or estimates. Any forward-looking statement speaks only as of the date on which such statement is made. New factors emerge from time to time and it is not possible for management to predict all such factors, nor can it assess the impact of any such factor on the business or the extent to which any factor, or combination of factors, may cause results to differ materially from those contained in any forward-looking statement. Readers should also review the risks and uncertainties listed in IDACORP, Inc.'s and Idaho Power Company's most recent Annual Report on Form 10-K and Form 10-Q and other reports the companies file with the U.S. Securities and Exchange Commission, including (but not limited to) Part I, Item 1A - “Risk Factors” in the Form 10-K and Form 10-Q and Management's Discussion and Analysis of Financial Condition and Results of Operations and the risks described therein from time to time. IDACORP and Idaho Power disclaim any obligation to update publicly any forward-looking information, whether in response to new information, future events, or otherwise, except as required by applicable law.

Leadership Presenting Today Lisa Grow IDACORP President & Chief Executive Officer Steve Keen IDACORP Senior Vice President & Chief Financial Officer 3 Brian Buckham IDACORP Senior Vice President & General Counsel & Incoming Chief Financial Officer

Three Months Ended December 31 Year Ended December 31 2021 2020 2021 2020 Net income $ 32,798 $ 37,507 $ 245,550 $ 237,417 Average shares outstanding – diluted (000’s) 50,697 50,617 50,645 50,572 Earnings per diluted share $ 0.65 $ 0.74 $ 4.85 $ 4.69 Earnings Performance 4

2021: Safest Year on Record Awarded EEI inaugural Thomas F. Farrell, II Safety Leadership and Innovation Award 0 0.5 1 1.5 2 2.5 3 3.5 4 4.5 5 2000 2016 2017 2018 2019 2020 2021 OSHA Recordable Rates National Average* EEI (1k-<2k Employees) Idaho Power *2021 data not yet available as of the date of this presentation. 5

Our Commitment to Our Customers 6 Idaho Power Received Some of its Highest Customer Satisfaction Ratings in Company History in 2021 My Account

14 Straight Years of Growth in EPS(1) $1.86 $2.17 $2.68 $3.00 $3.43 $3.46 $3.64 $3.85 $3.87 $3.94 $4.21 $4.49 $4.61 $4.69 $4.85 $1.80 $2.20 $2.60 $3.00 $3.40 $3.80 $4.20 $4.60 $5.00 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 (1)Earnings per diluted share. 2008-2012 data adjusted for effect of a change in accounting method for IDACORP Financial Services affordable housing investment amortization. 7.1% CAGR since 2007 7

2.8% Increasing Customer Growth Rate 540,000 550,000 560,000 570,000 580,000 590,000 600,000 610,000 2017 2018 2019 2020 2021 Idaho Power Customer Growth 8 Moody’s GDP Growth Projections Idaho Power’s Service Area: 2022: 5.9% 2023: 4.9% New Enterprise Data Center Kuna, Idaho Expected to need at least 20 MW: • Beginning operations in 2025

Clean Today, Cleaner Tomorrow® 5-Year Forecasted Annual Growth Rate 20-Year Forecasted Annual Growth Rate Retail Sales (Billed MWh) Annual Peak (Peak Demand) Retail Sales (Billed MWh) Annual Peak (Peak Demand) 2021 IRP 2.6% 2.1% 1.4% 1.4% 2019 IRP 1.3% 1.4% 1.0% 1.2% 2017 IRP 1.1% 1.6% 0.9% 1.4% 2021 IRP Load Forecast vs. Prior IRPs 9 *Idaho Power’s planned conversion, shut down and timing of Jim Bridger units is subject to a number of assumptions and uncertainties described in the 2021 Integrated Resource Plan (IRP), including evaluations of regional haze compliance options, and is subject to regulatory approval and change. Updated Coal Exit Timeline Target Year CO2 Emissions Intensity Reduction Short-term 2025 35% below 2005 Medium-term–IRP-based 2030 79% below 2005 Long-term 2045 100% clean Emission Reduction Targets Aligned with Paris Agreement

Resource Additions to Address Capacity Deficits • Idaho Power customer growth and transmission constraints outside Idaho Power’s service area driving need for additional resources. • Expect to sign contracts for 120MW of storage, plus 40MW solar PPA to serve peak energy needs by summer 2023. • Additional RFP issued to solicit resources to come on-line in 2024-2025 to meet identified capacity deficits of 85MW and 125MW. Year Capacity Deficit 2023 101MW 2024 85MW 2025 125MW 10

Idaho Power Anticipates Owning 45% of B2H


Boardman to Hemingway

- **Reliable**
- **Affordable**
- **Clean**

Approaching $500 million of total additional Idaho Power projected rate base by 2026.

- Idaho Power, Bonneville Power Administration (BPA), and PacifiCorp signed a non-binding term sheet in January 2022.
- Idaho Power would acquire BPA's share and own ~45 percent of the line in the aggregate.
- Idaho Power and BPA expect to sign a commensurate long-term transmission service agreement intended to serve BPA's customers.

11

Precipitation Weather Outlook March Through May 2022 Source: NOAA, National Oceanic Atmospheric Administration, U.S. Dept. of Commerce, January 20, 2022 12 Temperature

Executive & Board Updates Steve Keen IDACORP Senior Vice President & Chief Financial Officer Announced retirement, intended to be effective October 1, 2022 after 40 years of service. Brian Buckham IDACORP Senior Vice President & General Counsel Appointed to succeed Keen as Chief Financial Officer, effective March 1, 2022. Pat Harrington IDACORP Corporate Secretary Appointed to succeed Buckham as Vice President of Legal & General Counsel, effective March 1, 2022 & retain Corporate Secretary role.13 Jeff C. Kinneeveauk IDACORP Member of Board of Directors Appointed effective February 10, 2022.

2020 to 2021 IDACORP, Inc. Net Income (in millions and before related income tax impact unless otherwise noted) Net Income – For the Year Ended December 31, 2020 $ 237.4 Increase (decrease) in Idaho Power net income: Customer growth, net of associated power supply costs and power cost adjustment mechanisms $ 16.0 Usage per retail customer, net of associated power supply costs and power cost adjustment mechanisms 13.4 Retail revenues per megawatt-hour, net of associated power supply costs and power cost adjustment mechanisms (13.4) Transmission wheeling-related revenues 16.4 Other operations and maintenance expenses (9.2) Other changes in operating revenues and expenses, net (2.1) Increase in Idaho Power operating income prior to sharing mechanism 21.4 Provision for sharing with customers (0.6) Increase in Idaho Power operating income 20.8 Non-operating expense, net (3.1) Income tax expense (7.7) Total increase in Idaho Power net income 10.0 Other IDACORP changes (net of tax) (1.8) Net Income – For the Year Ended December 31, 2021 $ 245.6 14

2022 Estimates(1) 2021 Actual IDACORP Earnings Per Diluted Share Guidance $ 4.85 – $ 5.05 $ 4.85 Idaho Power Additional Amortization of Accumulated Deferred Investment Tax Credits None None Idaho Power Operations & Maintenance Expense $ 355 – $ 365 $ 361 Idaho Power Capital Expenditures, Excluding Allowance for Funds Used During Construction(2) $ 480 – $ 500 $ 315 Idaho Power Hydropower Generation (Megawatt-hours) 5.5 – 7.5 5.4 2022 Earnings Per Share Guidance & Estimated Key Operating Metrics (Millions Except for Per Share Amounts) (1) As of February 17, 2022. (2) On an accrual basis. 15

Capital Expenditures Forecast(1) 2022 – 2026 ($ Millions) $0 $100 $200 $300 $400 $500 $600 $700 $800 2022 2023 2024 2025 2026 Distribution ($125-$170M) Hydro ($70-$110M) Transmission ($40-$70M) General Plant ($50-$75M) Thermal ($10-$80M) High Voltage Transmission ($5-$105) New capacity resources (2022-2025) ($15-$220M) (1) As of February 17, 2022. See page 56 of IDACORP’s 2021 Form 10-K for a breakdown of project types included in the 5-year forecast.16 40% overall increase since the previous 5- year CapEx forecast

Total System Rate Base Growth Forecast(1) $ M ill io n s 17 $2,500 $3,000 $3,500 $4,000 $4,500 $5,000 $5,500 $6,000 2011 Rate Case + Langley Total Rate Base Estimate through 2021 2022 2023 2024 2025 2026 *5-Year Forecasted Rate Base Growth (9.8% CAGR, including Hells Canyon) $2.7B $916M $2.2B $293M Hells Canyon Relicensing Asset – estimated in 2024(2) (1) Idaho Power’s most recent rate cases in its jurisdictions in 2011 provided for a return on a rate base of $2.8 billion, which included the Langley Gulch power plant completed in 2012. 2011 original amounts have been reduced to reflect the elimination of ~$100M of rate base related to coal plants that have been shut down or exited since that time for which rate base has been fully collected. If Idaho Power’s net capital additions and retirements since its last Idaho rate case and expected future net capital expenditures and retirements were approved to be included in rate base, Idaho Power’s total system rate base could reach approximately $5.8 billion by the end of 2026, the year through which Idaho Power currently forecasts capital expenditures. (2) Hells Canyon (HCC) relicensing costs closing to plant are subject to the Federal Energy Regulatory Commission’s ultimate granting of a new operating license, which could be as early as 2023, but Idaho Power believes issuance is more likely be 2024 or thereafter. Estimated to be $293M of rate base in 2024 for illustration purposes here.

Operating Cash Flows, Liquidity, & Capital Structure (millions) IDACORP(1) Idaho Power Revolving Credit Facility – Expires December 2025 $ 100.0 $ 300.0 Commercial Paper Outstanding – – Identified for Other Use(2) – (24.2) Total $ 100.0 $ 275.8 (1) Holding company only. (2) Port of Morrow and American Falls Bonds that Idaho Power could be required to purchase prior to maturity under the optional or mandatory purchase provisions of the bonds, if the remarketing agent for the bonds is unable to sell the bonds to third parties. Cash Flows Twelve Months Ended December 31 IDACORP 2021 2020 Net Cash Provided by Operating Activities $ 363.3 $ 388.1 18 Liquidity (millions) IDACORP Idaho Power Debt 43% 45% Equity 57% 55% Target N/A 50%/50% Capital Structure as of December 31, 2021 As of December 31, 2021

Debt Maturity Profile ($ Millions) – as of 12/31/2021 $ 7 5 $ 5 0 $ 2 0 $ 1 1 6 $ 4 $ 8 0 $ 1 0 0 $ 7 0 $ 5 0 $ 6 0 $ 1 0 0 $ 1 0 0 $ 7 5 $ 7 5 $ 2 5 0 $ 1 2 0 $ 4 5 0 $ 5 5 $ 1 4 0 2022 2023 2024 2025 2026 2027 2028 2029 2030 2031 2032 2033 2034 2035 2036 2037 2038 2039 2040 2041 2042 2043 2044 2045 2046 2047 2048 Manageable refinancing needs and windows of opportunity IDACORP Idaho Power Moody’s S&P Moody’s S&P Long-term Issuer Rating Baa1 BBB A3 BBB Short-term P-2 A-2 P-2 A-2 Outlook Negative Stable Negative Stable Limited near-term refinancing pressure 19 Current profile provides for significant flexibility in potential bond issuance and tenor

Contact Information Justin S. Forsberg Director of Investor Relations & Treasury (208) 388-2728 JForsberg@idacorpinc.com Webcast and presentation on WWW.IDACORPINC.COM Jordan Rodriguez Corporate Communications (208) 388-2460 JRodriguez@idahopower.com Investors & Analysts Media